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Scudder Money Market Series

Supplement to Institutional Shares Prospectus
Dated October 1, 1999

The following replaces the first four paragraphs of the disclosure in the "Policies about transactions" section on page 13 of the Prospectus:

The fund is open for business whenever the New York Stock Exchange is open. The fund calculates its share price every business day at 5 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading. Orders received between 4 p.m. and 5 p.m. Eastern time may be rejected based on certain guidelines described in the Statement of Additional Information.

You can place an order to buy or sell shares at any time. Once your order is received by Scudder Service Corporation or its agent, and they have determined that it is a "good order," it will be processed at the next share price calculated. Wire purchase orders that arrive, are accepted, and are funded before 5 p.m. will be processed that day. Those that arrive and are accepted by 5 p.m., but are not funded by that time, will usually be processed the same day as long as the wire funds arrive before the close of Federal Reserve Wire System. Expedited Redemption Service orders that arrive before 12:00 noon will be processed that day, and, if possible, those arriving after noon but before 4 p.m. will be processed that day as well. Expedited Redemption Service is not available between 4 p.m. and 5 p.m. Eastern time, but redemptions by other available means may be made until 5 p.m. Eastern time.

Because orders placed through third-party investment providers must be forwarded to Scudder Service Corporation or its agent before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

Wire investments that arrive by 5 p.m. Eastern time will receive that day's dividend. Investments you make by other methods will start to accrue dividends the next business day after your purchase is processed. When you sell shares with Expedited Redemption Service and we process your order the same day we receive it, you won't get that day's dividend. In other cases, you will receive the dividend for the day on which your shares are sold.




November 24, 1999